Organization and Business Purposes	9 Months Ended
Sep. 30, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Business Purposes
Note 1 – Organization and Business Purposes
Apollo Realty Income Solutions, Inc. (the “Company”) was formed on September 8, 2021 as a Maryland corporation and intends to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and is the sole general partner of ARIS Operating Partnership L.P., a Delaware limited partnership (the “Operating Partnership”). ARIS Special Limited Partner, LLC (the “Special Limited Partner”), an indirect wholly-owned subsidiary of Apollo Global Management, Inc. (“Apollo”), owns a special limited partner interest in the Operating Partnership. The Company was organized to invest primarily in a portfolio of diversified income-oriented commercial real estate in the United States. Substantially all of the Company’s business will be conducted through the Operating Partnership, which as of September 30, 2022 had not commenced its principal operations. The Company and the Operating Partnership are externally managed by ARIS Management, LLC (the “Adviser”), an affiliate of Apollo.
As of September 30, 2022 (unaudited) and February 18, 2022, the Company had neither acquired nor entered into any arrangements to acquire any properties or real estate-related securities with the net proceeds from the Offering (as hereinafter defined). The Adviser had not identified any real estate or real estate-related investments in which it is probable that the Company will invest.